Delaware-Voyageur Tax-Free Arizona Fund
Delaware-Voyageur Tax-Free California Fund
Delaware-Voyageur Tax-Free Colorado Fund
Delaware-Voyageur Tax-Free Idaho Fund
Delaware-Voyageur Tax-Free Iowa Fund
Delaware-Voyageur Tax-Free Minnesota Fund
Delaware-Voyageur Tax-Free Minnesota Intermediate Fund
Delaware-Voyageur Tax-Free New York Fund
Delaware-Voyageur Tax-Free North Dakota Fund
Delaware-Voyageur Tax-Free Wisconsin Fund


                   Supplement Dated October 15, 1998
                       to the current Prospectus

     The Board of Directors voted, subject to shareholder approval, to adopt a new Investment Management Agreement between Delaware Management Company (the "Manager") and each
  Fund noted above.

     Under the current Investment Management Agreement for each Fund, except for Delaware-Voyageur Tax-Free Minnesota Intermediate Fund, the Fund pays the Manager an annual fee equal to 0.50% of the Fund's average daily net assets. Under the proposed Investment Management Agreement, each Fund, other than Delaware-Voyageur Tax-Free Minnesota Intermediate Fund, will pay the Manager an annual fee equal to 0.55% on the first $500 million, 0.50% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of the Fund's average daily net assets).

     Under the current Investment Management Agreement for Delaware-Voyageur Tax-Free Minnesota Intermediate Fund, the Fund pays the Manager an annual fee equal to 0.40% of the Fund's average daily net assets. Under the proposed Investment Management Agreement, Delaware-Voyageur Tax-Free Minnesota Intermediate Fund will pay the Manager an annual fee equal to 0.50% on the first $500 million, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on assets over $2.5 billion (all calculated as a percentage of the Fund's average daily net assets).

     Individuals who are shareholders of these Funds will be asked to approve the proposed Investment Management Agreement at a Joint Annual Meeting of Shareholders to be held in March, 1999. The proposed management fee will become effective immediately after shareholders approve the proposed Investment Management Agreement.